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                                                                    EXHIBIT 99.5

SILICON VALLEY BANK

                             SUBORDINATION AGREEMENT
                          (DEBT AND SECURITY INTEREST)

BORROWER:         VERSO TECHNOLOGIES, INC.

SUBORDINATING
CREDITOR:         CLARENT CORPORATION

DATE:             FEBRUARY 12, 2003

THIS SUBORDINATION AGREEMENT is executed by the above-named Creditor ("Creditor") in favor of Silicon Valley Bank ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054, with respect to the above-named Borrower ("Borrower"). In order to induce Silicon to extend or continue to extend financing to the Borrower (but without obligation on Silicon's part to do so), the Creditor hereby agrees as follows:

         1. SUBORDINATION OF SECURITY INTEREST. All security interests now or hereafter acquired by Silicon in any or all of the Collateral (as defined below), in which the Borrower now has or hereafter acquires any ownership, leasehold or other interest shall at all times be prior and superior to any lien, ownership interest, security interest or other interest or claim now held or hereafter acquired by the Creditor in the Collateral (the "Subordinate Interest"). Said priority shall be applicable irrespective of the time or order of attachment or perfection of any security interest or the time or order of filing of any financing statements or other documents, or any statutes, rules or law, or court decisions to the contrary. Upon any disposition of any of the Collateral by Silicon, or by the Borrower with Silicon's written consent, the Creditor hereby authorizes Silicon to file UCC terminations with respect to any financing statements in favor of Creditor with respect to Borrower and the Collateral, and Creditor agrees, if requested by Silicon, to execute and immediately deliver any and all other releases, terminations and other documents or agreements which Silicon deems necessary to accomplish a disposition of the Collateral free of the Subordinate Interest; provided that Creditor shall retain its Subordinate Interest in the proceeds of the Collateral so disposed of.*

         *CREDITOR REPRESENTS AND WARRANTS TO SILICON THAT CREDITOR IS THE SOLE HOLDER OF ALL SECURITY INTERESTS PERFECTED BY ALL UCC-1 FINANCING STATEMENTS AUTHORIZED BY BORROWER TO BE FILED IN FAVOR OF CREDITOR.

         2. "COLLATERAL." As used in this Agreement, "Collateral" shall mean all of the following types of property, in which the Borrower now has or hereafter acquires any ownership, leasehold or other interest, wherever located: all tangible and intangible property of every kind and description, including (but not limited to) all of the following: all Accounts; all Inventory; all Equipment; all Deposit Accounts; all General Intangibles (including without limitation all Intellectual Property); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, all of the above, and all Borrower's books relating to any of the above. The terms "Accounts", "Inventory", "Equipment", "Deposit Accounts", "General Intangibles" and "Investment Property" have the meanings given such terms by the California Uniform Commercial Code in effect on the date hereof. "Intellectual Property" means all present and future (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor

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chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above. "Investment Property" means all present and future investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and all other securities of every kind, whether certificated or uncertificated. "Other Property" means the following as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: all present and future "commercial tort claims", "documents", "instruments", "promissory notes", "chattel paper", "letters of credit", "letter-of-credit rights", "fixtures", "farm products" and "money"; and all other goods and personal property of every kind, tangible and intangible, whether or not governed by the California Uniform Commercial Code.

         3. DISPOSITION OF COLLATERAL. The Creditor agrees that, until Silicon has received payment in full of all indebtedness, liabilities, guarantees and other obligations of the Borrower to Silicon, now existing or hereafter arising (including without limitation interest accruing after commencement of any bankruptcy or insolvency proceeding with respect to Borrower) (the "Silicon Debt"), Silicon may dispose of, and exercise any other rights with respect to, any or all of the Collateral, free of the Subordinate Interest, provided that the Creditor retains any rights it may have as a junior secured creditor with respect to the surplus, if any, arising from any such disposition or enforcement. The Creditor agrees that any funds of the Borrower which it obtains through the exercise of any right of setoff or other similar right constitute Collateral, and the Creditor shall immediately pay such funds to Silicon to be applied to the outstanding Silicon Debt.

         4. SUBORDINATION OF DEBT. Creditor hereby subordinates payment by the Borrower of any and all indebtedness, liabilities, guarantees and other obligations of the Borrower to Creditor, now existing or hereafter arising (collectively, the "Subordinated Debt"), to the payment to Silicon, in full in cash, of all Silicon Debt, and Creditor agrees not to ask for, demand, sue for, take or receive all or any part of the Subordinated Debt nor any security therefor unless and until all of the Silicon Debt has been paid and performed in full, in cash; provided that, so long as no default or event of default has occurred under any document instrument or agreement evidencing, securing or relating to the Silicon Debt, both before and after giving effect to the following payments, Creditor may accept payment of the following amounts on the Subordinated Debt:

                  (i) regularly scheduled payments of principal and interest as set forth in the Notes (as defined below); and

                  (ii) all proceeds of any Qualified Financing or Unqualified Financing as defined in and in accordance with that certain Loan and Security Agreement dated as of February 12, 2003, between Creditor and Borrower.

Creditor represents and warrants that the amount of Subordinated Debt outstanding on the date hereof is the following amount:

                  (i) $5,000,000.00 under that certain Secured Subordinated Promissory Note issued by Borrower to Creditor on February 12, 2003;

                  (ii) $3,000,000.00 under that certain Secured Subordinated Promissory Note issued by Borrower to Creditor on February 12, 2003; and

                  (iii) $1,800,000.00 under that certain Unsecured Subordinated Promissory Note issued by Borrower to Creditor on February 12, 2003 (collectively, the "Notes").

and that Creditor has not executed any other subordination agreements with respect to such debt or the Collateral or the Borrower. Creditor agrees that upon any distribution of the assets or readjustment of the indebtedness of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Subordinated Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, Silicon shall be entitled to receive payment in full in cash of all of the Silicon Debt prior to the payment of all or any part of the Subordinated Debt, and in order to enable Silicon to enforce its rights hereunder in any such action or proceeding, Silicon is hereby irrevocably authorized and empowered in its discretion (but without any obligation on its part) to make and present for and on behalf of Creditor


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such proofs of claim against the Borrower on account of the Subordinated Debt*
as Silicon may deem expedient or proper and** to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Silicon Debt. Creditor further agrees to execute and deliver to Silicon such assignments or other instruments as may be required by Silicon in order to enable Silicon to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Subordinated Debt. Creditor shall endorse all notes and other written evidence of the Subordinated Debt with a statement that they are subordinated to the Silicon Debt pursuant to the terms of this agreement, in such form as Silicon shall require, and ***Creditor will exhibit the originals of such notes and other written evidence of the Subordinated Debt to Silicon so that Silicon can confirm that such endorsement has been made, but this Subordination Agreement shall be fully effective, even if no such endorsement is made.

*, IF CREDITOR DOES NOT DO SO PRIOR TO 20 DAYS BEFORE THE EXPIRATION OF THE TIME TO FILE SUCH PROOFS OF CLAIM IN SUCH PROCEEDING,

**, IF SILICON HAS RECEIVED WRITTEN CONFIRMATION FROM CREDITOR THAT CREDITOR DOES NOT INTEND TO VOTE OR IF SILICON HAS NOT RECEIVED SUCH CONFIRMATION FROM CREDITOR AT LEAST 10 DAYS PRIOR TO ANY DEADLINE FOR VOTING SUCH PROOFS OF CLAIM,

***UPON SILICON'S REQUEST,

         5. MODIFICATIONS TO SILICON DEBT; WAIVERS. Until Silicon has received payment in full of all Silicon Debt, the Creditor agrees that, in addition to any other rights that Silicon may have at law or in equity, Silicon may at any time, and from time to time, without the Creditor's consent and without notice to the Creditor, renew, extend or increase any of the Silicon Debt or that of any other person at any time directly or indirectly liable for the payment of any Silicon Debt, accept partial payments of the Silicon Debt, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Silicon Debt, make loans or advances to the Borrower secured in whole or in part by the Collateral or refrain from making any loans or advances to the Borrower, change, waive, alter or vary the interest charge on, or any other terms or provisions of the Silicon Debt or any present or future instrument, document or agreement between Silicon and the Borrower, release, exchange, fail to perfect, delay the perfection of, fail to resort to, or realize upon any Collateral, and take any other action or omit to take any other action with respect to the Silicon Debt or the Collateral as Silicon deem necessary or advisable in Silicon's sole discretion. The Creditor waives any right to require Silicon to marshal any assets in favor of the Creditor or against or in payment of any or all of the Silicon Debt.

         6. DEFAULT. The Creditor shall promptly give Silicon written notice of any default or event of default under any document, instrument or agreement evidencing, securing or relating to any of the Subordinated Debt, and, until the Silicon Debt has been paid and performed in full, the Creditor shall not* accelerate the maturity of the Subordinated Debt, commence or join in any action or proceeding to recover any amounts due on the Subordinated Debt, commence or join in any involuntary bankruptcy petition or similar judicial proceeding against the Borrower, or collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to, the Collateral, judicially or non-judicially, or attempt to do any of the foregoing**.

         *WITHOUT SILICON'S PRIOR WRITTEN CONSENT

         **EXCEPT THAT IF BORROWER FAILS TO MAKE A PAYMENT OF PRINCIPAL OR INTEREST WITH RESPECT TO THE SUBORDINATED DEBT, CREDITOR MAY (I) ACCELERATE THE MATURITY OF THE SUBORDINATED DEBT BUT NOT EARLIER THAN 30 DAYS AFTER SILICON HAS RECEIVED A WRITTEN NOTICE (AS DEFINED BELOW) FROM CREDITOR AND (II) EXERCISE ITS RIGHTS AND REMEDIES WITH RESPECT TO THE SUBORDINATED DEBT AND/OR COLLATERAL BUT NOT EARLIER THAN 180 DAYS AFTER SILICON'S RECEIPT OF A WRITTEN NOTICE FROM CREDITOR (THE STANDSTILL PERIOD") PROVIDED THAT ALL PROCEEDS RECEIVED BY CREDITOR AS A RESULT OF THE EXERCISE OF SUCH RIGHTS AND REMEDIES SHALL BE PROMPTLY REMITTED TO SILICON IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. FOR THE PURPOSES OF THE FOREGOING, "NOTICE" SHALL MEAN A WRITTEN NOTICE FROM CREDITOR THAT (A) AN EVENT OF DEFAULT CONSISTING OF BORROWER'S FAILURE TO MAKE A PAYMENT OF PRINCIPAL OR INTEREST HAS OCCURRED UNDER ANY DOCUMENT EVIDENCING THE SUBORDINATED DEBT AND (B) SUCH DOCUMENT PERMITS ACCELERATION OF THE SUBORDINATED DEBT AS A RESULT OF SUCH DEFAULT. CREDITOR ACKNOWLEDGES THAT THE INTENT OF THIS AGREEMENT IS TO PLACE SILICON IN THE SAME POSITION AS IF THE COLLATERAL WAS NOT SUBJECT TO CREDITOR'S SECURITY INTEREST, AND CREDITOR AGREES THAT IT WILL ASSERT NO CLAIMS AGAINST SILICON WITH RESPECT TO THE COLLATERAL. SUBJECT TO THE FOREGOING AND IF SILICON ACCELERATES THE MATURITY OF THE SILICON DEBT, NOTHING CONTAINED HEREIN IS TO BE DEEMED TO PROHIBIT CREDITOR FROM INTERVENING IN, PARTICIPATING IN OR COMMENCING A JUDICIAL PROCEEDING AGAINST THE BORROWER DURING THE STANDSTILL PERIOD, BUT ONLY TO THE EXTENT NECESSARY TO PRESERVE OR PROTECT ITS INTEREST IN THE COLLATERAL VIS-A-VIS OTHER CREDITORS OF THE BORROWER (OTHER THAN SILICON), AND ALL


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PROCEEDS OF SUCH PROCEEDING RECEIVED BY CREDITOR WILL BE SUBJECT TO THE TERMS OF
THIS AGREEMENT. IN THE EVENT THAT SILICON PROVIDES NOTICE TO BORROWER OF THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THAT CERTAIN LOAN AND SECURITY AGREEMENT BETWEEN VERSO TECHNOLOGIES, INC., NACT TELECOMMUNICATIONS, INC., TELEMATE.NET SOFTWARE, INC. AND SILICON DATED DECEMBER 14, 2001 (THE "SILICON LOAN AGREEMENT"), SILICON AGREES TO PROMPTLY PROVIDE A COPY OF SUCH NOTICE TO CREDITOR; PROVIDED, HOWEVER, SILICON SHALL NOT INCUR ANY LIABILITY TO CREDITOR, BORROWER OR OTHER THIRD PARTY FOR NEGLIGENTLY OR INADVERTENTLY FAILING TO SEND SUCH NOTICE TO CREDITOR AND ANY SUCH FAILURE BY SILICON TO SEND SUCH NOTICE TO CREDITOR SHALL NOT IN ANY WAY IMPAIR, DIMINISH OR AFFECT THE RIGHTS AND REMEDIES OF SILICON UNDER THE SILICON LOAN AGREEMENT AND RELATED DOCUMENTS.

         7. NO COMMITMENT. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by Silicon to continue financing arrangements with the Borrower and that Silicon may terminate such arrangements at any time, in accordance with Silicon's agreements with the Borrower.

         8. NO CONTEST. Creditor agrees not to contest the validity, perfection, priority or enforceability of Silicon' security interest in the Collateral or the Silicon Debt.

         9. FINANCIAL CONDITION OF BORROWER. The Creditor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the Silicon Debt and the Subordinated Debt.* The Creditor waives any right to require Silicon to disclose to it any information which Silicon may now or hereafter acquire concerning the Borrower**.

         *IF CREDITOR DESIRES TO BE KEPT INFORMED AS TO BORROWER'S FINANCIAL CONDITION AND ALL OTHER CIRCUMSTANCES WHICH BEAR UPON THE RISK OF NON-PAYMENT OF THE SILICON DEBT AND THE SUBORDINATED DEBT, CREDITOR COVENANTS THAT IT WILL DO SO TO THE EXTENT CREDITOR DEEMS APPROPRIATE IN ITS SOLE DISCRETION.

         **, AND SILICON WAIVES ANY RIGHT TO REQUIRE CREDITOR TO DISCLOSE TO IT ANY INFORMATION WHICH CREDITOR MAY NOW OR HEREAFTER ACQUIRE CONCERNING THE BORROWER.

         10. REVIVOR. If*, after payment of the Silicon Debt, the Borrower thereafter becomes liable to Silicon on account of the Silicon Debt, or any payment made on the Silicon Debt shall for any reason be returned by Silicon, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Silicon Debt, without the necessity of any further act or agreement between Silicon and the Creditor.

         *THIS AGREEMENT IS NOT FORMALLY TERMINATED

         11. GENERAL. The Creditor agrees, upon Silicon's request, to execute all such documents and instruments and take all such actions as Silicon shall deem necessary or advisable in order to carry out the purposes of this Agreement, including, without limitation appropriate amendments to financing statements executed by the Borrower in favor of Creditor in order to refer to this Agreement (but this Agreement shall remain fully effective notwithstanding any failure to execute any additional documents or instruments). The word "indebtedness" is used in this agreement in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Creditor represents and warrants that it has not heretofore transferred or assigned the Subordinated Debt, the Subordinate Interest or any financing statement naming Borrower as debtor and Creditor as secured party, and that it will not do so without prior written notice to Silicon and without making such transfer or assignment expressly subject to this Agreement. This Agreement is solely for the benefit of Silicon and Silicon's successors and assigns, and neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. All of Silicon's rights and remedies hereunder and under applicable law are cumulative and not exclusive. This Agreement sets forth in full the terms of agreement between the parties with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by Silicon and the Creditor. The Creditor agrees to reimburse Silicon, upon demand, for all costs and expenses (including reasonable attorneys' fees) incurred by Silicon in enforcing this Agreement against Creditor, whether or not suit be brought. In the event of any litigation between the parties based upon or arising out of this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including without limitation attorneys fees) from the non-prevailing party. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California. As a material part of the consideration to the parties for entering into this Agreement, each party (i) agrees that all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Santa Clara County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (iii) waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Santa Clara County, California. This Agreement shall be binding upon the Creditor and its


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successors and assigns and shall inure to the benefit of Silicon and Silicon's successors and assigns.

         12. MUTUAL WAIVER OF JURY TRIAL. CREDITOR AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF CREDITOR OR SILICON OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH CREDITOR OR SILICON*; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.**

         *WITH RESPECT TO, BASED UPON, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT

         **13.    PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Creditor on the one hand and Silicon on the other hand. Nothing contained in this Agreement is intended to or shall (a) impair as among the Borrower, its creditors (other than Silicon) and the Creditor, the obligation of the Borrower, which is absolute and unconditional, to pay to the Creditor the principal of and any interest on the Subordinated Debt as and when the same shall become due and payable in accordance with their terms and the terms of this Agreement; or (b) affect the relative rights against the Borrower of the Creditor and creditors of the Borrower (other than Silicon).

"CREDITOR:"



                                       CLARENT CORPORATION



                                       BY /s/ H. M. Hogan - CFO
                                         ---------------------------------------
                                               PRESIDENT OR VICE PRESIDENT

                                       ADDRESS:
                                               ---------------------------------

                                               ---------------------------------

                        CONSENT AND AGREEMENT OF BORROWER

         The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Subordination Agreement and agrees to be bound thereby and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and the Creditor shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and Silicon. Borrower further agrees that, at any time and from time to time, the foregoing Agreement may be altered, modified or amended by Silicon and the Creditor without notice to or the consent of Borrower.



                                       BORROWER:

                                       VERSO TECHNOLOGIES, INC.



                                       BY /s/ Juliet M. Reising
                                         ---------------------------------------
                                               PRESIDENT OR VICE PRESIDENT



                                       ACCEPTED:

                                       SILICON:

                                       SILICON VALLEY BANK



                                       BY /s/ Peter M. Bendoris
                                         ---------------------------------------
                                       TITLE Vice President


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